URBAN EDGE PROPERTIES

INVESTOR PRESENTATION

November 14, 2016

FOWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES

Certain statements contained in this Presentation constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this Presentation. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict; these factors include, among others, appropriate project and corporate-level cap rates, the Company's ability to complete its active development and redevelopment projects within the timetable or estimated costs currently projected, the Company's ability to undertake in the projects in its planned expansion and future redevelopment pipeline and the Company's ability to achieve the estimated unleveraged returns for such projects. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Risk Factors" involved in our Annual Report on Form 10-K for the year ended December 31, 2015, as amended.

This presentation also contains non-GAAP financial measures, including but not limited to Funds from Operations ("FFO"), FFO as Adjusted, and Net Operating Income, or NOI. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures can be found in our quarterly supplemental disclosure package and in filings made with the SEC which are available on our website at www.uedge.com.

INVESTMENT HIGHLIGHTS

1. High quality portfolio concentrated in the Washington, DC to Boston corridor with the New York Metropolitan Region representing over two-thirds of total NOI

- Weighted Average Population / Income (3 miles) 174,800 / $90,300[1]
- Average Supermarket Sales PSF $764[2]
- Average Base Rent PSF $19.60[3]

2. Embedded growth opportunities from redevelopment and anchor repositioning projects

	Est. Cost	Est. % Yield	Est. Value Creation	Status
Active	$132M	13%	$177M	All projects have executed leases and necessary approvals
Pipeline	$119M	8%	$115M	Planning, leasing and public processing underway
Total	$251M	10%	$292M	
Future	$400M – $500M			Planning

3. Proven management team and experienced board

4. Strong balance sheet[4]

- 5.6x Net Debt to Adjusted EBITDA[5]
- 25% Net Debt to Total Market Capitalization
- Weighted average term of total debt of approximately 5.1 years
- Significant liquidity with $150 million of cash and full availability on $500 million line of credit

5. Three year plan to increase Net Asset Value by $5–$6/share and to increase FFO as Adjusted to $1.45–$1.50/share in 2018[6]

- Generate annual same property NOI growth of 2–3%[7]
- Create $200–$300 million of value from redevelopment and repositioning

6. Long-term objective is to grow NAV and FFO by approximately 7% each year on a per share basis

7. Increased dividend by 10% in 4Q16; expect further increases commensurate with FFO growth

[1] Source: Sites USA, 2014E 3-mile ring; weighted by 2015 actual NOI
[2] Based on the 11 reporting supermarkets with at least one full year of operations as of September 30, 2016
[3] Based on average annual rent PSF excluding warehouses, ground leased properties and storage
[5] Data as of September 30, 2016
[4] Based on 3Q16 annualized adjusted EBITDA and net debt as of September 30, 2016
[6] Does not include acquisition or disposition activity
[7] Estimated contractual rent increases of ~1.2% annually, signed leases where rent has not commenced, rent growth and higher recoveries

PORTFOLIO CONCENTRATED IN DC TO BOSTON CORRIDOR



PERSONS PER SQ. MILE (2010)
less than 150
150 - 250
250 - 750
750 - 1500
1500 - 3000
3000 - 5000
5000 - 7500
7500 or more
VT
NH
New York
Massachusetts
BOSTON
RI
CT
Pennsylvania
NEW YORK
PHILADELPHIA
New Jersey
WV
Maryland
BALTIMORE
DE
WASHINGTON, DC
Virginia
MAPS©2014 SPIRECREATIVEGROUP.COM

- 71 of the Company's 83 properties representing ~86% of NOI are situated in the DC to Boston corridor
- Most heavily urbanized region in the US
- Population of 50 million
- 931 people per square mile, over 10x higher than the US average


PERSONS PER
SQ. MILE (2010)
less than 150
150 - 250
250 - 750
750 - 1500
1500 - 3000
3000 - 5000
5000 - 7500
7500 or more
New York
Connecticut
LONG ISLAND
NEW YORK CITY
New Jersey
0
10
20 Miles
MAPS©2014 SPIRECREATIVEGROUP.COM

- New York Metropolitan Region represents 69% of NOI
- 46 properties
- 9.3 million SF

PORTFOLIO STATISTICS

	3Q16	2Q16	1Q16	4Q15	3Q15	2Q15	1Q15
Gross Leasable Area (in thousands)							
Retail Portfolio (1)	13,829	13,761	13,909	13,901	13,889	13,885	13,879
Warehouse Portfolio	942	942	942	942	942	942	942
Total Portfolio	14,771	14,703	14,851	14,843	14,831	14,827	14,821
Percent Leased							
Retail Portfolio (1)	96.6%	96.2%	96.0%	96.2%	96.1%	96.0%	95.8%
Warehouse Portfolio	91.7%	79.1%	79.1%	79.1%	77.5%	60.8%	60.8%
Total Portfolio	96.3%	95.1%	95.0%	95.1%	95.0%	93.8%	93.6%
Weighted Avg. Annual Base Rent PSF (2)	$19.60	$19.45	$19.39	$19.45	$19.38	$19.34	$19.40
Same Property NOI Growth (Y/Y) (3)	4.1%	4.2%	2.4%	5.3%	4.1%	4.2%	2.7%
FFO as Adjusted, per Share	$0.32	$0.31	$0.31	$0.31	$0.30	$0.30	$0.30

7% Growth

(1) Excludes East Hanover Warehouses

(2) Weighted average annual rent per square foot is calculated by annualizing current base rent, excluding ground leased tenants, Warehouses, tenant reimbursements, concessions and storage rent

(3) The same-property pool for both NOI and occupancy includes retail properties the Company consolidated, owned and operated for the entirety of both periods being compared and excludes properties under development, redevelopment or that involve anchor repositioning where a substantial portion of the gross leasable area is taken out of service and properties acquired, sold, or are in the foreclosure process during the periods being compared

STRONG, STABLE CASH FLOWS FROM HIGH QUALITY TENANTS

Top Ten Tenants



% OF TOTAL ABR
8.0%
6.0%
4.0%
2.0%
0.0%
6.9%
4.7%
3.8%
3.7%
3.5%
3.0%
2.9%
2.3%
2.3%
2.2%
THE HOME DEPOT
Walmart
TJ maxx
Marshalls
HomeGoods
LOWE'S
Stop&Shop
BEST BUY
KOHL'S
BJ's
kmart
sears
PETSMART

Tenant Data

ABR PSF[1]	$17.17	$7.46	$16.01	$8.78	$12.23	$22.26	$9.37	$11.62	$9.58	$21.82
# of Stores	7	9	15	6	9	7	8	4	4	9
Credit Ratings[2]	A2/A	Aa2/AA	A2/A+	A3/A-	Baa2/BBB [4]	Baa1/BBB-	Baa1/BBB	B3/B-	Caa1/CCC+	B1/B+
SF (000s)[3]	920	1,439	543	976	656	313	716	454	547	235

[1] Weighted annualized base rents as of September 30, 2016
[2] Sourced from Moody's/S&P
[3] As of September 30, 2016
[4] Ahold Delhaize (Parent Company) credit rating

MANAGEMENT AND BOARD OF TRUSTEES

BOARD OF TRUSTEES

TRUSTEE	AFFILIATION
Jeffrey Olson	*Chairman and CEO, Urban Edge Properties*
Steven Roth	*Chairman and CEO, Vornado Realty Trust*
Michael Gould	*Former Chairman and CEO, Bloomingdale's*
Steven Grapstein	*Former Chairman, Tesoro Corporation* *Former Chairman, Armani Exchange*
Steven Guttman	*Founder and Principal, Storage Deluxe* *Former Chairman and CEO, Federal Realty*
Amy Lane	*Director, The TJX Companies Inc.* *GNC Holdings, Inc. and NextEra Energy*
Kevin O'Shea	*CFO, AvalonBay Communities*

MANAGEMENT TEAM

NAME	ROLE
Jeffrey Olson	*Chairman and Chief Executive Officer*
Robert Minutoli	*Chief Operating Officer*
Mark Langer	*Chief Financial Officer*
Herbert Eilberg	*Chief Investment Officer*
Michael Zucker	EVP - *Leasing*
Robert Milton	*General Counsel*
Jennifer Holmes	*Chief Accounting Officer*
Bernie Schachter	*EVP - Asset Management*
Aanen Olsen	VP - *Development & Construction*
Judy Knop	VP - *Development & Construction*

BALANCE SHEET: SIGNIFICANT LIQUIDITY, LOW LEVERAGE

Key Leverage Metrics[1]

Net Debt to Adjusted EBITDA	5.6x
Adjusted EBITDA to Fixed Charges	2.6x
Net Debt to Total Market Capitalization	25%
Weighted Average Term to Maturity	5.1 years

Balance Sheet Strategy

Net Debt to Adjusted EBITDA	<6.0x
Adjusted EBITDA to Fixed Charges	>2.5x

Access to Multiple Sources of Capital

Extending Average Debt Maturities

Liquidity [1]

Cash on balance sheet	$150M
Line of Credit Capacity	$500M
Total Liquidity	$650M

Development Commitments [1]

Active Projects	$65M
Pipeline Projects	$119M

Debt Maturities ($ in millions) [1]



$600
$500
$400
$300
$200
$100
$0
$4
2016
4.6%
$17
2017
4.4%
$88
2018(2)
4.6%
$17
2019
4.4%
$514
2020
4.2%
$120
2021
4.7%
$3
2022
4.9%
$303
2023
3.6%
$121
2024
4.4%
$10
Thereafter
6.4%
Weighted Average Interest Rate

(1) As of September 30, 2016

(2) Excludes $11.5M pertaining to Englewood mortgage as asset is in the foreclosure process

CAPITAL ALLOCATION

Investment Approach

- Generate returns exceeding the Company's cost of capital on a risk-adjusted basis
- NAV/share is the primary metric guiding decisions

Acquisitions

- Focused on the Washington, DC to Boston corridor, particularly the New York Metropolitan Region
- Larger centers with multiple anchors including grocers and with the opportunity to create value through increasing below-market rents and/or redevelopment
- Neighborhood street retail leased to necessity and convenience-oriented merchants (Cross Bay Commons)
- Properties adjacent to existing assets
- Private pricing for quality assets is expensive relative to our cost of capital limiting opportunities

Dispositions

- Non-core markets
- Requires careful tax planning given low basis (1031 exchanges)

Redevelopment

- Provides attractive risk-adjusted returns
- Anchor leases generally in-place prior to construction
- Limited municipal approvals and tenant consents
- Most projects are simple and can be completed in 1–2 years
- We plan to invest approximately $250 million into existing assets over the next several years ($66M incurred through 9/30/16). We expect to achieve a 10% return on this investment

DEVELOPMENT, REDEVELOPMENT AND ANCHOR REPOSITIONING PROJECTS

ACTIVE PROJECTS & PROJECTS PENDING STABILIZATION

Dollars in thousands

Property	Project Description	Est. Gross Cost[1]	Est. % Yield	Est. Value Creation[2]	Target Stab.[1]	Leasing Status[3]
Bruckner Commons	Renovating and retenanting	$38,400	8%	$20,400	2Q18	ShopRite Executed
East Hanover Warehouses	Renovating and retenanting	24,000	12%	21,700	2Q17	92% Leased [4]
Montehiedra	Converting to outlet/value hybrid mall	20,800	13%	14,100	2Q18	54% Executed
Garfield	Adding Burlington Coat, PetSmart and 20K +/- sf of shop space	18,800	8%	10,200	4Q17	80% Leased; Burlington and PetSmart open
North Plainfield	Adding La-Z-Boy and 20K+/- sf of shop space	7,800	17%	16,600	4Q17	84% Executed
Towson	Recapturing anchor and retenanting	7,000	13%	10,700	4Q17	59% Executed; 21% LOI
Hackensack	Anchor retenanting (99 Ranch)	5,200	41%	35,700	1Q18	Executed
Turnersville	Replacing vacant Friendly's with Verizon	2,100	14%	3,100	3Q17	Executed
Glen Burnie	Developing restaurant pad for Bubba's 33	1,300	9%	500	1Q18	Executed
Walnut Creek (Mt. Diablo)	Z Gallerie replacing Anthropologie	600	47%	6,200	2Q17	Executed
Rockaway	Adding Popeyes	100	94%	1,300	2Q17	Executed
Walnut Creek (Olympic)	Anthropologie opened 3Q16	5,000	18%	16,000	4Q16	Pending Stabilization
East Hanover REI	Panera Bread opened 1Q16	500	29%	2,200	2Q16	Pending Stabilization
Freeport	Home Depot Expansion	100	929%	18,500	1Q17/1Q21	Pending Stabilization
TOTAL		**$131,700**	**13%**	**$177,200**		

[1] Target Stabilization reflects the first full quarter in which at least 80% of the expected NOI from the development, redevelopment or anchor repositioning project is realized on a cash basis. Estimated Gross Cost, Target Stabilization and potential investment are subject to change resulting from uncertainties inherent in the development process and not wholly under the Company's control

[2] Value Creation estimates the impact on net asset value by dividing the incremental NOI from the projects by the capitalization rate estimated to apply upon completion of the project and subtracting all project costs necessary to achieve the projected NOI

[3] Where leased, in lease or LOI is shown, this reflects the % of redevelopment project GLA that is in lease or under letter of intent

[4] Includes temporary tenants

REDEVELOPMENT/ANCHOR REPOSITIONING PIPELINE

Dollars in thousands

Property	Project Description	Est. Gross Cost[1]	Target Stab. Year[1]	Project Status[2]
Bergen Town Center	Expanding, retenanting and developing approved pads	$72,000	2018-2020	Phased redevelopment
Montehiedra Outparcel	Developing 20K +/- sf of retail	7,400	2018	Evaluating multiple options
Kearny	Expanding by 20K +/- sf and adding 2K sf pad	7,000	2018	LOI for pad; Marketing expansion
East Hanover	Anchor repositioning	4,700	2018	77% in Lease
Garfield	Adding additional 15K +/- sf shop space	4,000	2019	Marketing
Marlton	Developing pads for 5K +/- sf of retail	3,600	2018	100% in Lease
Morris Plains	Anchor repositioning	3,500	2018	Marketing
West Babylon	Developing 10K sf +/- of shops	3,100	2018	LOI for 20%
Huntington	Converting 11K +/- sf of basement space to into street-front space	2,800	2018	Marketing
Woodbridge	Potentially converting to pads	2,500	2019	Marketing
Mt. Kisco	Converting existing restaurant into three fast casual restaurant spaces	2,200	2019	Marketing
Multiple Pad Projects	Developing new pads	2,000	2018	Working to secure approvals
Lawnside	Developing pad for 6K +/- sf on excess and acquired land	1,400	2019	Marketing
Cherry Hill	Leasing approved 3K +/- sf pad	1,000	2018	100% in Lease
Gun Hill	Expanding supermarket	1,000	2019	Zoning process; 100% in Lease
Rockaway	Expanding supermarket	800	2018	100% in Lease
TOTAL (Estimated to achieve an 8% return and ~ $115M of Value Creation[3])		**$119,000**		

[1] Estimated stabilization reflects the year in which at least 80% of the expected NOI from the development, redevelopment or anchor repositioning project is realized on a cash basis for one full quarter for the first time. Estimated Gross Cost, Target Stabilization year and potential investment are subject to change resulting from uncertainties inherent in the development process and not wholly under the Company's control

[2] Where leased, in lease or LOI is shown, this reflects the % of redevelopment project GLA that is in lease or under letter of intent

[3] Value Creation estimates the impact on net asset value by dividing the incremental NOI from the projects by the capitalization rate estimated to apply upon completion of the project and subtracting all project costs necessary to achieve the projected NOI

DEVELOPMENT, REDEVELOPMENT AND ANCHOR REPOSITIONING PROJECTS

FUTURE VALUE CREATION

Property	Project Description
Bruckner Commons	Analyzing various redevelopment scenarios including recapturing Kmart and Toys"R"Us
Huntington Commons	Analyzing repositioning options associated with the 102K sf Kmart box
Brunswick Commons	Expanding center with a 10K sf freestanding building
Cross Bay Commons	Potential densification through rezoning

Estimated cost for these projects is $400M–$500M

ACTIVE

BRUCKNER COMMONS BRONX, NY



Project Description

Completely renovating and releasing three buildings comprising approximately 91K sf of retail, 25K sf of office and a 30K sf supermarket. Executed lease with ShopRite; 36K sf of shop/office space leased; 50K sf, two-level discount department store in lease; LOI for an additional 5K sf of retail and office.

Target Stabilization: 2Q18

Estimated Value Creation

Incremental NOI	$2.9M
Cap Rate	5.00%
Incremental Value	$58.7M
Cost	$38.4M
Value Creation	$20.4M

EAST HANOVER WAREHOUSE EAST HANOVER, NJ



Project Description

Renovated 942K sf of warehouse space in 5 buildings. Raised occupancy from 45% to 92%.

Target Stabilization: 2Q17

Estimated Value Creation

Incremental NOI	$2.7M
Cap Rate	6.00%
Incremental Value	$45.7M
Cost	$24.0M
Value Creation	$21.7M

OUTLETS AT MONTEHIEDRA SAN JUAN, PR



Project Description

Completely renovating enclosed regional mall (built in 1994) and converting it into a value-oriented, hybrid mall offering outlets, off price retailers, entertainment and food uses. 54% of the total 117K sf leasing workload is complete. Nike, Polo Ralph Lauren Factory Store, Gap, Puma and Sketchers outlets are open; Maidenform is under construction. Caribbean Theaters invested $6 million in luxury seating, lobby upgrades and the first IMAX and 4DX auditoriums on the island.

Target Stabilization: 2Q18

Estimated Value Creation

Incremental NOI	$2.6M
Cap Rate	7.50%
Incremental Value	$34.9M
Cost	$20.8M
Value Creation	$14.1M

GARFIELD COMMONS GARFIELD, NJ



Project Description

Expanding center by adding 85K sf. Burlington Coat Factory and Petsmart are open. Construction of an additional 17K sf of small shop space is underway. A subsequent project will add another 15-20K sf of small shops.

Target Stabilization: 4Q17

Estimated Value Creation

Incremental NOI	$1.5M
Cap Rate	5.25%
Incremental Value	$29.0M
Cost	$18.8M
Value Creation	$10.2M

WEST END COMMONS NORTH PLAINFIELD, NJ



Project Description

Expanding center by 33K sf. La-Z-Boy is open, Petsmart is in for permits and 8K sf is available. In the three years prior to this project, replaced vacant Pathmark and Kmart stores with Costco and added Tile Shop and Texas Roadhouse. AAA, Aroogas and California Tortilla will open in 2017.

Target Stabilization: 4Q17

Estimated Value Creation

Incremental NOI	$1.3M
Cap Rate	5.25%
Incremental Value	$24.5M
Cost	$7.8M
Value Creation	$16.6M

GOUCHER COMMONS TOWSON, MD



Project Description

Recaptured a 39K sf grocery store paying $6 psf. Redemising for Ulta and Tuesday Morning (under construction) and Five Below and Kirklands (in lease); 100% leased/committed at $30 psf average.

Target Stabilization: 4Q17

Estimated Value Creation

Incremental NOI	$0.9M
Cap Rate	5.25%
Incremental Value	$17.7M
Cost	$7.0M
Value Creation	$10.7M

HACKENSACK COMMONS HACKENSACK, NJ



Project Description

Replacing 59K sf, former Pathmark with 99 Ranch Market (lease executed), a 37 unit, California-based grocery chain.

Target Stabilization: 1Q18

Estimated Value Creation

Incremental NOI	$2.1M
Cap Rate	5.25%
Incremental Value	$40.9M
Cost	$5.2M
Value Creation	$35.7M

TURNERSVILLE TURNERSVILLE, NJ



Project Description

Demolishing 4K sf, former Friendly's restaurant and replacing with a new, 6K sf Verizon store (lease executed; awaiting permits).

Target Stabilization: 3Q17

Estimated Value Creation

Incremental NOI	$0.3M
Cap Rate	5.50% (Pad)
Incremental Value	$5.2M
Cost	$2.1M
Value Creation	$3.1M

GOVERNORS COMMONS GLEN BURNIE, MD



Project Description

Creating a new pad for Bubba's 33 restaurant, a new concept from Texas Roadhouse (lease executed; awaiting permits).

Target Stabilization: 1Q18

Estimated Value Creation

Incremental NOI	$0.1M
Cap Rate	7.00%
Incremental Value	$1.8M
Cost	$1.3M
Value Creation	$0.5M

WALNUT CREEK (MT. DIABLO BLVD.) WALNUT CREEK, CA


Neiman Marcus

Project Description

Replacing 7K sf Anthropologie, which leased UE's 30K sf, former Barnes & Noble on Main Street, with Z Gallerie (executed); increasing rent from $70 psf to $115 psf.

Target Stabilization: 2Q17

Estimated Value Creation

Incremental NOI	$0.3M
Cap Rate	4.25%
Incremental Value	$6.8M
Cost	$0.6M
Value Creation	$6.2M

ROCKAWAY RIVER COMMONS ROCKAWAY, NJ



Project Description

Ground leased approved pad (3K sf building) to Popeyes.

Target Stabilization: 2Q17

Estimated Value Creation

Incremental NOI	$0.1M
Cap Rate	5.50% (Pad)
Incremental Value	$1.4M
Cost	$0.1M
Value Creation	$1.3M

WALNUT CREEK (OLYMPIC BLVD.) WALNUT CREEK, CA


Neiman Marcus

Project Description

Expanded and leased former Barnes & Noble building to Anthropologie; increased rent from $45 psf to $70 psf.

Completed - Pending Stabilization

Estimated Value Creation

Incremental NOI	$0.9M
Cap Rate	4.25%
Incremental Value	$21.0M
Cost	$5.0M
Value Creation	$16.0M

EAST HANOVER REI EAST HANOVER, NJ


Panera
BREAD
Drive Thru
270
RECREATIONAL EQUIPMENT, INC.
REI

Project Description

Replaced vacant, low-paying car wash with a 5K sf Panera which opened in February 2016.

Completed - Pending Stabilization

Estimated Value Creation

Incremental NOI	$0.1M
Cap Rate	5.25% (Pad)
Incremental Value	$2.7M
Cost	$0.5M
Value Creation	$2.2M

FREEPORT COMMONS FREEPORT, NY



Project Description

Renewed 100K sf Home Depot lease and expanded premises by 55K sf formerly occupied by Cablevision.

Completed - Pending Stabilization - 2017 (NOI+ $0.3M) / 2021 (NOI+ $0.6M)

Estimated Value Creation

Incremental NOI	$0.9M
Cap Rate	5.00%
Incremental Value	$18.6M
Cost	$0.1M
Value Creation	$18.5M

PIPELINE

BERGEN TOWN CENTER PARAMUS, NJ



Project Description

Phased remerchandising (50K sf affected) and internal expansion (51K sf) of the existing interior mall GLA (40K sf); replacing and upgrading underperforming, outparcel restaurants (6K sf); converting two spaces with exterior entrances (8K sf) with food uses; creating new outparcel pad on Rt. 4 (3K sf building); leasing vacant 15K sf adjacent to REI; constructing approximately 60K sf of new retail space on approved parcels.

Target Stabilization Year: 2018-2020

OUTLETS AT MONTEHIEDRA SAN JUAN, PR



Project Description

Marketing outparcel with 20K+/- sf of development potential; strong restaurant and service use interest.

Target Stabilization Year: 2018

KEARNY COMMONS KEARNY, NJ



Project Description

Expanding center by adding 20K +/- sf north of Marshalls and a restaurant pad (2K sf building) on adjacent, undeveloped land south of the center.

Target Stabilization Year: 2018

HANOVER COMMONS EAST HANOVER, NJ



Project Description

Repositioning vacant Loehmann's (27K sf) with a proposed Saks Fifth Avenue OFF 5TH and retenanting vacant Marty's Shoes (8K sf).

Target Stabilization Year: 2018

GARFIELD COMMONS GARFIELD, NJ



Project Description

Adding 15K sf small shop building adjacent to Walmart.

Target Stabilization Year: 2019

MARLTON COMMONS MARLTON, NJ



Project Description

Creating a new pad for Shake Shack and Honeygrow fast casual restaurants (5K sf total).

Target Stabilization Year: 2018

BRIARCLIFF COMMONS MORRIS PLAINS, NJ



Project Description

Replacing dark, rent-paying, former ShopRite; leased 3K sf vacancy to Chipotle.

Target Stabilization Year: 2018

HUBBARDS COMMONS WEST BABYLON, NY



Project Description

Rezoning adjacent, undeveloped parcel to accommodate 10K sf of shop space.

Target Stabilization Year: 2018

HUNTINGTON COMMONS HUNTINGTON, NJ



Project Description

Converting 11K sf of unusable basement into shop space and parking fronting Route 110.

Target Stabilization Year: 2018

WOODBRIDGE COMMONS WOODBRIDGE, NJ



Project Description

Releasing former Syms building (36K sf), or demolishing and creating two new pads for fast casual restaurants or other uses.

Target Stabilization Year: 2019

MT. KISCO COMMONS MOUNT KISCO, NY



Project Description

Reconfiguring existing Applebee's restaurant to accommodate three fast casual restaurants.

Target Stabilization Year: 2019

GROUND LEASE PAD OPPORTUNITIES


RUTHERFORD COMMONS
East Rutherford, NJ


ROCHESTER
Rochester, NY


SPRINGFIELD COMMONS
Springfield, MA


TONNELLE COMMONS
North Bergen, NJ

Project Description

Working with ground lessees to add an additional outparcel at each site.

Target Stabilization Year: 2018

LAWNSIDE COMMONS LAWNSIDE, NJ



Project Description

Using newly acquired parcel plus adjacent undeveloped land for 6K sf of shop space.

Target Stabilization Year: 2019

CHERRY HILL COMMONS CHERRY HILL, NJ



Project Description

Leasing approved pad to 3K sf fast casual restaurant.

Target Stabilization Year: 2018

GUN HILL COMMONS BRONX, NY



Project Description

Rezoning property to permit 4K sf expansion of existing Aldi grocery store.

Target Stabilization Year: 2019

ROCKAWAY RIVER COMMONS ROCKAWAY, NJ



Project Description

Renewing existing ShopRite and expanding it by 6K sf.

Target Stabilization Year: 2018

FUTURE

BRUCKNER COMMONS BRONX, NY



Project Description

The zoning for this property permits significantly more density than currently exists and the property can also be rezoned to permit even more development. Analyzing various redevelopment scenarios including recapturing Kmart and Toys"R"Us.

HUNTINGTON COMMONS HUNTINGTON, NY



Project Description

Analyzing repositioning options associated with the 102K sf Kmart box.

BRUNSWICK COMMONS EAST BRUNSWICK, NJ



Project Description

Evaluating expansion of the center by 10K sf.

CROSS BAY COMMONS HOWARD BEACH, NY



- Acquired in December 2015 for $27.0 million; located in the Howard Beach area of Queens
- Approximately 50K sf including shop space on the ground floor and second floor office
- 85% occupied at acquisition, 25% below-market rents and projected NOI growth of 5% annually
- Additional FAR under current zoning provides for potential expansion in the future
- Previously owned and managed by the same family since 1959

URBAN EDGE
PROPERTIES

888 Seventh Avenue
New York, NY 10019
212.956.2556
www.uedge.com